UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2007

DIAGNOSTIC CORPORATION OF AMERICA
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50155
(Commission File Number)

02-0563302
(I.R.S. Employer Identification No.)

21-Jia Bei Si Dong Road, Tie Xi Qu
Shen Yang, P. R. China.
(Address of Principal Executive Offices) (Zip Code)

(8624) 2560-9750
(Registrant's Telephone Number, Including Area Code)

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

    This amendment to Current Report on Form 8-K/A is filed by Diagnostic Corporation of America, a Delaware corporation (“Registrant”), in connection with the items described below.

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On January 11, 2007, Registrant's Board of Directors made the decision to dismiss Rotenberg & Co., LLP as its independent auditor. Currently, Zhong Yi (Hong Kong) C.P.A. Company Ltd. ("Zhong Yi") is retained as independent auditor to audit Registrant's financial statements for the fiscal year ended December 31, 2006 and to review Registrant's three quarterly reports in 2007, pursuant to the engagement letters, dated December 21, 2006. Registrant does not have an audit committee.

Prior to making the decision to retain Zhong Yi, Registrant had no prior relationship with Zhong Yi or any of its members.

Rotenberg & Co., LLP's audit reports regarding Registrant's financial statements for the fiscal year ended December 31, 2005 and 2004, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit reports for the years ended December 31, 2005 and 2004 contained a going concern qualification.

In connection with the prior audits for the fiscal years ended December 31, 2005 and 2004, and the review for the interim period up to June 30, 2006, there have been no disagreements with Rotenberg & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Rotenberg & Co., LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods. Rotenberg & Co., LLP had no services in connection with Registrant's third quarterly report ended September 30, 2006. The reason for this is because the third quarter independent review was conducted by Lake & Associates, CPA's LLC. The reason why the Registrant chose to retain an independent firm for the third quarterly report ended September 30, 2006, is because Lake & Associates, CPA's LLC has a comprehensive knowledge of the Chinese regulatory system and was thus a more appropriate CPA firm.

In connection with the review for the interim period from July 1, 2006 to January 11, 2007, there have been no disagreements with Lake & Associates, CPA's LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Lake & Associates, CPA's LLC would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for this period.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diagnostic Corporation of America

DATED: January 24, 2007	By:	/s/ Li, Gang
Li, Gang Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.       Description of Exhibit

16.1                   Letter from Rotenberg & Co., LLP
16.2                   Letter from Lake & Associates, CPA's LLC

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